Southern Connecticut Bancorp, Inc. 10-Q

Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this quarterly report on Form 10-Q of Southern Connecticut Bancorp, Inc. (the “Company”), I, Stephen V. Ciancarelli, acting as the chief financial officer of the Company and of the Company’s wholly-owned subsidiary, The Bank of Southern Connecticut, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    (i)           The Company’s quarterly report on Form 10-Q for the quarterly period ended September 30, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (ii)          The information contained in such quarterly report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company as of September 30, 2011.

Date: November 11, 2011

	By:	/s/ STEPHEN V. CIANCARELLI
Stephen V. Ciancarelli
Senior Vice President and Chief Financial Officer

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